ROCHDALE DARWIN PORTFOLIO

Supplement dated November 15, 2007 to
Prospectus dated May 1, 2007

Rochdale Investment Management LLC (“RIM”), the advisor to the Rochdale Darwin Portfolio (the “Fund”), has recommended, and the Board of Trustees of the Rochdale Investment Trust has approved, the liquidation of the Fund.  The Fund has approximately $13 million in assets and is expected to be closed before year-end.

Effective November 15, 2007, the Fund will no longer accept purchases.  In addition, the Fund’s investment adviser is no longer actively investing the Fund’s portfolio and the Fund’s assets are being converted into cash and cash equivalents.  As a result, as of November 15, 2007, the Fund will no longer be pursuing its stated investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by November 30, 2007 will automatically be closed and liquidating distributions, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with US Bank, you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA and maintain their tax-deferred status.  You must notify Rochdale or your financial advisor prior to November 30, 2007 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact Rochdale at (800) 245-9888 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus.